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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                FORM 8-K 12(g)(3)


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                  May 19, 2000
                                  ------------
                        (Date of earliest event reported)


                        First Northern Community Bancorp
                        --------------------------------
             (Exact name of registrant as specified in its charter)


                                   California
                                   ----------
                 (State or other jurisdiction of incorporation)


                                              68-0450397
               ---------------      ---------------------------------
           (Commission File Number) (IRS Employer Identification No.)


                    195 N. First St., Dixon, California 95620
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               (Address of principal executive offices) (Zip Code)


                                 (707) 678-4422
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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          (Former name or former address, if changed since last report)

                                     Page 1


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Item 2.  Acquisition or Disposition of Assets.
         ------------------------------------

Reorganization
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     On January 7, 2000, First Northern Bank of Dixon ("Bank"), a California
state-chartered bank, announced its intention to reorganize into a bank holding company form. First Northern Community Bancorp, a California corporation ("Bancorp") was incorporated on February 8, 2000.

     On March 21, 2000, the Bank, Bancorp and FNCB Merger Corp., a wholly-owned subsidiary of Bancorp ("Merger Co."), entered into an Agreement and Plan of Reorganization and related Agreement of Merger, whereby Merger Co. would be merged with and into the Bank, with the Bank being the surviving corporation, the Bank would become a wholly-owned subsidiary of Bancorp, and shareholders of the Bank would receive one share of Bancorp common stock in exchange for each share of Bank common stock (the "Reorganization"). On April 25, 2000, the California Department of Corporations issued a permit with respect to the issuance of Bancorp common stock in the Reorganization, in connection with a fairness hearing held on April 25, 2000 pursuant to Section 25142 of the California Corporate Securities Law of 1968.

     At the Bank's Annual Meeting of Shareholders held on April 27, 2000, the Reorganization was approved by the affirmative vote of a majority of the outstanding shares of the Bank's common stock. A copy of the Proxy Statement/ Offering Circular as distributed to the Bank's shareholders in connection with the Annual Meeting is filed herewith as Exhibit 99.5.

     On May 19, 2000, the Agreement of Merger was filed with the Secretary of State of the State of California, and consummation of the Reorganization occurred effective as of the close of business on May 19, 2000. As a result of the consummation of the Reorganization, the Bank has become a wholly-owned subsidiary of Bancorp, and the one-for-one share exchange referred to above has been completed.

     Attached as Exhibit 99.1, and incorporated herein by this reference, is a copy of a press release dated May 22, 2000 with respect to the consummation of the Reorganization.

Description of Common Stock
---------------------------

     The description of Bancorp's authorized common stock is incorporated herein by reference to the section entitled "Proposal 3 - Organization of a Bank Holding Company -- Comparative Description of Common Stock" in the Proxy Statement / Offering Circular dated March 27, 2000, filed herewith as Exhibit 99.5.

Item 7.   Financial Statements and Exhibits.
          ----------------------------------

          (a)  Financial statements of businesses acquired:

                    See the Bank's Annual Report on Form 10-K for the fiscal
               year ended December 31, 1999 and Quarterly Report on Form 10-Q for the quarter ended

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               March 31, 2000, filed with the FDIC pursuant to Section 12(i)of the Securities Exchange Act of 1934, as amended, and filed herewith as Exhibits 99.2 and 99.3.

          (b)  Pro forma financial information:

                    Not applicable.

          (c)  Exhibits:

               3(i)     Articles of Incorporation of First Northern Community
                        Bancorp.

               3(ii)    Bylaws of First Northern Community Bancorp.

               21       Subsidiaries of First Northern Community Bancorp.

               23.1     Consent of KPMG LLP, Independent Accountants

               99.1     Press Release dated May 22, 2000.

               99.2 Annual Report on Form 10-K for the fiscal year ended December 31, 1999 of First Northern Bank of Dixon, as filed with the FDIC.

               99.3 Quarterly Report on Form 10-Q for the quarter ended March 31, 2000 of First Northern Bank of Dixon, as filed with the FDIC.

               99.4 Current Report on Form 8-K dated May 19, 2000, as filed with the FDIC by First Northern Bank of Dixon on May 23, 2000.

               99.5     First Northern Bank of Dixon 1997 Stock Option Plan.

               99.6 Amended and Restated First Northern Bank of Dixon Outside Directors 1997 Nonstatutory Stock Option Plan.

               99.7 First Northern Bank of Dixon 1997 Employee Stock Purchase Plan.

               99.8 First Northern Bank of Dixon 1997 Stock Option Plan Forms "Incentive Stock Option Agreement" and "Notice of Exercise Stock Option."

               99.9 First Northern Bank of Dixon Amended and Restated Outside Directors 1997 Nonstatutory Stock Option Plan Forms "Nonstatutory Stock Option Agreement" and "Notice of Exercise of Stock Option."

               99.10 First Northern Bank of Dixon 1997 Employee Stock Purchase Plan Forms "Participation Agreement" and "Notice of Withdrawal."

               99.11    Statement of Computation of Per Share Earnings.

               99.12 Proxy Statement/Offering Circular of First Northern Bank of Dixon and First Northern Bancorp, respectively, dated March 27, 2000.

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               99.13    Notification of First Northern Community Bancorp to the
                        Federal Reserve Board under 12 C.F.R. s.225.17.

               99.14 Permit and Certificate of Issuance of Permit dated April 25, 2000, of the California Department of Corporations approving the Reorganization.

                                      -4-

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      FIRST NORTHERN COMMUNITY BANCORP


                                      By:      /s/ Owen J. Onsum
                                          --------------------------------------
                                                   Owen J. Onsum
                                           President and Chief Executive Officer

Date:  May 23, 2000.

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                                  EXHIBIT INDEX


Exhibit No.  Description
-----------  -----------

3(i)         Articles of Incorporation of First Northern Community Bancorp.

3(ii)        Bylaws of First Northern Community Bancorp.

21           Subsidiaries of First Northern Community Bancorp.

23.1         Consent of KPMG LLP, Independent Accountants

99.1         Press Release dated May 22, 2000

99.2 Annual Report on Form 10-K for the fiscal year ended December 31, 1999 of First Northern Bank of Dixon, as filed with the FDIC.

99.3 Quarterly Report on Form 10-Q for the quarter ended March 31, 2000 of First Northern Bank of Dixon, as filed with the FDIC.

99.4 Current Report on Form 8-K dated May 19, 2000, as filed with the FDIC by First Northern Bank of Dixon on May 23, 2000.

99.5         First Northern Bank of Dixon 1997 Stock Option Plan.

99.6 Amended and Restated First Northern Bank of Dixon Outside Directors 1997 Nonstatutory Stock Option Plan.

99.7         First Northern Bank of Dixon 1997 Employee Stock Purchase Plan.

99.8 First Northern Bank of Dixon 1997 Stock Option Plan Forms "Incentive Stock Option Agreement" and "Notice of Exercise Stock Option."

99.9 First Northern Bank of Dixon Amended and Restated Outside Directors 1997 Nonstatutory Stock Option Plan Forms "Nonstatutory Stock Option Agreement" and "Notice of Exercise of Stock Option."

99.10 First Northern Bank of Dixon 1997 Employee Stock Purchase Plan Forms "Participation Agreement" and "Notice of Withdrawal."

99.11        Statement of Computation of Per Share Earnings.

99.12 Proxy Statement / Offering Circular of First Northern Bank of Dixon and First Northern Community Bancorp, respectively, dated March 27, 1999.

99.13 Notification of First Northern Community Bancorp to the Federal Reserve Board under 12 C.F.R.ss.225.17.

99.14 Permit and Certificate of Issuance of Permit dated April 25, 2000, of the California Department of Corporations approving the Reorganization.

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